SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
June 8, 2010

CHINA ORGANIC AGRICULTURE, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	000-52430	20-3505071
State of	Commission	IRS Employer
Incorporation	File Number	I.D. Number

Dalian City, Zhongshan District, Youhao Road
Manhattan Building #1, Suite # 1511
Dalian City, Liaoning Province, P.R. China
(Address of principal executive offices)

(707) 709-2321
(Issuer's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)    On June 8, 2010, Jinsong Li resigned as Chief Executive Officer and Chairman of China Organic Agriculture, Inc. (the “Company”).

(b)    On June 8, 2010, the Board of Directors of the Company elected Qian Qi as Chief Executive Officer.

Mr. Qi, born in 1963, holds a master degree from Guanghua School of Management, Beijing University, as well as a MBA degree concentrating on finance and investment at the University of Bridgeport in Connecticut, USA.

Mr. Qian Qi has been a senior manager for various international companies, including serving as the Vice President of Great China International Group (China) Ltd. From July 2007 to August 2009, the General Manager of Heji Huangpu Yantian Port Holdings Ltd. From 1994 to 1996, and as the General Manager of the Chinese Division of Yantian International Container Terminals Limited from 1996 to 1999.

Between 2002 and 2006 Mr. Qi studied and worked in universities and investment firms in the U.S. He was a partner and Managing Director of New Capitalist Investment Co., Ltd. from 2004 to 2006.

(c)    On June 8, 2010, the Board of Directors of the Company elected Kyle Jiang as Chairman of the Board.

Mr. Kyle Jiang, born in April 1978, graduated from Changchun Taxation College with major in Accounting in 2000. Mr. Jiang was a qualified practicing member of China Association of Certified Public Accountants in 2001 and became a Certified Public Accountant in 2004.

Mr. Jiang served as Banking Investment Director at Strategic Management Department of Shenzhen Careall Capital Investment from June 2007 to November 2009.  From July 2005 to June 2007, Mr. Jiang served as Financial Manager at Topsearch Circuits (Shenzhen).  Mr. Jiang joined Jilin Tianqin Accounting Firm right after his university graduation in April 2000.

Item 7.01. Regulation FD Disclosure.

On June 9, 2010, the Registrant issued a press release reporting the resignation of Jinsong Li as its CEO and Chairman and the election of Qian Qi as its new CEO and Kyle Jiang as its Chairman. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed as "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such Section, nor shall it be deemed incorporated by reference in any filing by the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01. Exhibits.

Exhibit No.	Description
99.1	Press Release: China Organic Agriculture Appoints Mr. Kyle Jiang as Chairman and Mr. Qian Qi as Chief Executive Officer

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA ORGANIC AGRICULTURE, INC.

Dated: June 9, 2010	By:	/s/ Bo Shan
Bo Shan
Chief Financial Officer
(Principal Executive Officer)

Exhibit Index

Exhibit No.	Description

99.1	Press Release: China Organic Agriculture Appoints Mr. Kyle Jiang as Chairman and Mr. Qian Qi as Chief Executive Officer.